EXHIBIT 99.1

SETTLEMENT AGREEMENT AND GENERAL RELEASE

THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE (the “Settlement and Release”) is made and entered into on this 26th day of July, 2006 by and among dbsXmedia Inc., a Delaware corporation (“DBS”), Ariel Way, Inc. a Florida corporation (“AWI”), Loral Skynet Network Services, Inc., a Delaware corporation (“LSNS”), Loral Cyberstar L.L.C., a Delaware limited liability company that is successor in interest to CyberStar L.P. (“LCL”), and CyberStar LLC (“CL”). LSNS, LCL and CL are sometimes referred to herein collectively as the “Sellers”. DBS, AWI and the Sellers are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Parties entered into that certain Asset Purchase Agreement dated 18 February 2005 (as amended, supplemented, or modified from time to time, including without limitation by the Amendment dated 21 April 2005, the “APA”), pursuant to which the Parties entered into a transaction (the “BTV Sale”) wherein Sellers sold, assigned, conveyed, and transferred to DBS, and DBS purchased and acquired from Sellers, certain intangible and tangible assets (the “BTV Assets”) used in connection with the Sellers’ business television services business;

WHEREAS, in connection with the BTV Sale, DBS and LSNS entered into that certain Teleport Service Agreement dated 21 April 2005 (the “TSA”), pursuant to which DBS procured from LSNS certain satellite capacity and other services required by DBS in order to continue operation of the BTV Assets after the closing of the BTV Sale;

WHEREAS, in order to guaranty the due and punctual performance by DBS of its obligations under the TSA and the APA, AWI, which is the owner of a majority of the outstanding shares of capital stock of DBS, executed a Guaranty dated 21 April 2005 (the “Guaranty”) in favor of the Sellers;

WHEREAS, in order to secure DBS’s payment and performance obligations under the APA and the TSA, DBS and the Sellers entered into a Security Agreement dated 21 April 2005 (“Security Agreement #1”), pursuant to which DBS granted Sellers a first priority security interest in the assets that DBS purchased from Sellers as part of the BTV Sale (including BTV equipment and associated documentation), as well as the proceeds and products of any or all of such assets and customer contracts;

WHEREAS, on 31 December 2005 AWI, LSNS, and DBS entered into that certain Agreement (the “Restructure Agreement”), which Restructure Agreement restructured certain obligations then owed by DBS and/or AWI to LSNS (the “Restructure Transaction”) by altering the payment obligations from DBS to LSNS pursuant to the APA and the TSA and by providing for AWI to: (i) issue that certain Warrant to Purchase Common Stock dated 31 December 2005 (the “Warrant”), which granted LSNS the right to purchase three million (3,000,000) shares of AWI stock, (ii) execute in favor of LSNS that certain promissory note dated 31 December 2005 in the amount of $467,268.89 (the “Promissory Note”), and (iii) execute that certain Security Agreement dated 31 December 2005 (“Security Agreement #2”), which granted LSNS a security interest in all of AWI’s ownership interest in DBS common stock;

WHEREAS, DBS has failed to make certain payments as required under the APA, the TSA, and the Restructure Agreement;

WHEREAS, LSNS terminated the TSA for nonpayment on 15 May 2006, resulting in outstanding indebtedness under the TSA in the amount of $2,470,842.50 (the “TSA Debt”), which amount includes unpaid service charges for regular and occasional use service, finance charges, and early termination charges pursuant to Section 3.B of the TSA, reduced by the amount of any DBS security deposit held by LSNS;

WHEREAS, on 8 May 2006 LSNS delivered to DBS a Notification of Proposal to Accept Collateral in Partial Strict Foreclosure (the “Foreclosure Notice”), pursuant to which LSNS provided DBS with 20 days to provide written objection to LSNS’s strict foreclosure of certain of the collateral pledged pursuant to Security Agreement #1, as identified in the Foreclosure Notice (collectively, the “Foreclosed Assets”) in exchange for a reduction in the outstanding amount of the TSA Debt corresponding to the estimated value of the Foreclosed Assets;

WHEREAS, DBS did not provide written objection to LSNS’s strict foreclosure of the assets described in the Foreclosure Notice and LSNS reclaimed ownership of the Foreclosed Assets (the “Foreclosure”);

WHEREAS, Sellers, DBS, and AWI have been negotiating various outstanding matters between and among them arising out of the BTV Sale, the Restructure Transaction, the Foreclosure, and LSNS’s termination of the TSA, and the Parties wish to resolve any and all outstanding obligations and potential disputes between and among them relating to the APA, the TSA, the Guaranty, the Restructure Agreement, the Promissory Note, Security Agreement #1, and Security Agreement #2 (collectively, the “Transaction Documents”) as well as the Warrant and the Foreclosure Notice. In addition, the Parties wish to provide for the transfer of ownership of the Foreclosed Assets from LSNS to DBS, to AWI, or to a third party designated by DBS;

NOW, THEREFORE, in consideration of the foregoing, the promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. In this Settlement and Release LSNS, LCL, and CL may collectively be referred to as the “Sellers”, any party hereto may be referred to as a “Party”, and all parties hereto may be referred to as the “Parties”.

2. AWI and/or DBS shall pay LSNS a cumulative total payment of two hundred thousand US dollars ($200,000) (the “Settlement Payment”) on the Closing Date (as defined in Section 16 below); for avoidance of doubt, the total amount LSNS is to receive under this Settlement and Release is $200,000, the payment of which may be paid entirely by AWI, entirely by DBS, or divided between them in any proportion that is agreeable to AWI and DBS.

3. LSNS will, immediately upon receipt of the full amount of the Settlement Payment, deliver a bill of sale, assignment, or other appropriate document of conveyance (the “Bill of Sale”) transferring ownership of the Foreclosed Assets from LSNS to DBS, to AWI, or to a third party designated in writing by AWI.

4. Effective upon LSNS’s receipt of the full amount of the Settlement Payment, each of the Transaction Documents shall be considered terminated by mutual consent of the Parties. Upon such termination, except as set forth in Section 7 below, all of the Parties’ rights and obligations under each of the Transaction Documents shall also terminate, including without limitation the non-competition obligations set forth in Section 6.4 of the APA, and no Party shall thereafter have any liability based on such Transaction Documents to any other Party.

5. Except as set forth in Section 7 below, effective upon LSNS’s receipt of the full amount of the Settlement Payment, each of the Sellers agrees to waive any and all rights it may have to collect, and to release DBS and AWI from paying, any and all amounts that may currently be due and payable, or may in the future become due and payable to any or all of the Sellers pursuant to any of the Transaction Documents.

6. Except for obligations that: (i) are set forth in this Settlement and Release or (ii) by the terms of Section 7 below are explicitly to survive the termination of the Transaction Documents and the effects this Settlement and Release, and subject to Section 16 below, effective upon LSNS’s receipt of the full amount of the Settlement Payment, each of DBS and AWI on the one hand, and each of the Sellers on the other hand (each a “Releasor”), on behalf of itself and its successors and assigns, expressly releases, holds harmless, and forever discharges each of the other Parties and each of such other Parties’ respective successors, assigns, employees, officers, directors, agents, and representatives (the “Released Parties”) from, and hereby waives and relinquishes, any and all actions, causes of action, claims, damages, debts, demands, liabilities, suits, losses, or expenses (including attorney’s fees) whatsoever, known or unknown, in law or equity, that Releasor or any parent, affiliate, assignee, successor, or representative of Releasor now has or hereafter may have or could claim against any one or more of the Released Parties, arising out of or related to any cause or matter whatsoever, including, but not limited to, the BTV Sale, the Restructure Transaction, the Foreclosure, and each of the Transaction Documents. The foregoing release may not be modified, waived, or changed in any manner with respect to any Released Party except in a writing signed by the applicable Releasor and such Released Party.

7. Nothing in this Settlement and Release, including without limitation the termination of the Transaction Documents and issuance of the waivers and releases described herein, is intended to or shall be construed to waive, release, or otherwise affect any of the following documents, rights, and/or obligations, which documents, rights, and/or obligations are expressly to survive this Settlement and Release and the terminations, waivers, and releases set forth herein and which documents, rights, and/or obligations shall be remain fully enforceable by any Party entitled to the benefit of such documents, rights, and/or obligations:

(i) any confidentiality obligations that may be set forth in the terms and conditions of any Transaction Document;

(ii) Sellers’ rights, and AWI’s corresponding obligations, including without limitation pursuant to Section 6.10(b) of the APA and Section 3 of the Restructure Agreement, with respect to ownership, registration, and other rights relating to any and all shares of AWI common stock that any Seller (or its designee) acquired pursuant to the APA or may in the future acquire pursuant to the Warrant;

(iii) the Warrant;

(iv) for the avoidance of doubt, rights and obligations pursuant to the terms and conditions under which LSNS has been providing certain services to DBS since the termination of the TSA, which terms and conditions are as set forth in that certain letter from LSNS to DBS dated 6 July 2006.

8. Each Party agrees that the existence of this Settlement and Release, and its terms, conditions, and provisions, shall be and shall remain completely confidential and shall not be disclosed to any person or entity who is not a party to this Settlement and Release, other than to each Party’s accountants or attorneys, without the prior written consent of the other Party, except as may be required by applicable law or the rules or regulations of any governmental agency or when necessary to effectuate and enforce the terms herein. Each Party shall give the other Party reasonable advance notice of any such required disclosure. For avoidance of doubt, the Parties agree that AWI may include a description of the financial terms of this Settlement and Release in the pending Form 10-QSB and in Form 8-K reports that AWI must submit to the U.S. Securities and Exchange Commission.

9. The Parties acknowledge and agree that AWI’s and/or DBS’s payment to LSNS of the Settlement Payment pursuant to this Settlement and Release is not made on account of antecedent debt owed by AWI or DBS to LSNS, but rather is to be paid as a contemporaneous exchange for new value in the form of the terminations, releases, conveyances, waivers, agreements, and other good and valuable consideration underlying the overall indivisible settlement transaction set forth in this Settlement and Release.

10. Notwithstanding anything to the contrary in this Settlement and Release, the Parties expressly agree that each Seller shall retain all cash payments, shares of AWI common stock, and other consideration that AWI or DBS paid or otherwise delivered to such Seller pursuant to any of the Transaction Documents prior to the date of this Settlement and Release, including without limitation the delivery of the duly executed Warrant and the delivery of all payments, shares of AWI common stock, and security deposits made under the APA, the TSA, and/or the Restructure Agreement. For avoidance of doubt, the Parties agree that, upon LSNS’s receipt of the full amount of the Settlement Payment and the associated termination of Security Agreement #2, LSNS shall have no further interest in or claim to the shares of DBS common stock pledged to LSNS by AWI pursuant to Security Agreement #2, and LSNS shall promptly return to AWI any DBS common stock certificates held by LSNS in order to perfect its security interest therein.

11. This Settlement and Release shall be governed by and construed under the laws of the State of New York, without giving effect to its conflict of law principles.

12. This Settlement and Release shall inure to the benefit of and be binding upon each of the Released Parties and the Released Parties’ respective successors, assigns, heirs, attorneys, agents, executors, and personal representatives. Nothing contained in this Settlement and Release, express or implied, is intended to confer upon any other person or entity any rights, obligations, or remedies, either as a third-party beneficiary or otherwise, and this Settlement and Release may not be assigned by any Party without the prior written consent of the other Parties hereto.

13. Each Party represents that it has the full legal right, power, and authority to execute, deliver, and perform this Settlement and Release, and that the person executing this Settlement and Release on its behalf has been duly authorized by all requisite corporate action to do so. Each Party further states that it has been represented by competent counsel of its own choice in the negotiation, review, and execution of this Settlement and Release, and that it has read and understands this Settlement and Release and intends to be legally bound by it.

14. All payments to be made from AWI to LSNS hereunder shall be made in immediately available U.S. dollars by electronic funds wire transfer. Skynet’s account and wire transfer instructions for such payments are as follows:

Bank Name:	Bank of America
Account Name:	Loral Skynet Network Services
Account Number:	3916343900
ABA Number:	026009593
SWIFT CODE:	BOFAUS3N

To ensure accuracy, AWI shall include a reference to this Settlement and Release with its remittance.

15. This Settlement and Release may be executed in several identical counterparts, each of which, taken together, shall constitute an original, binding version of this Settlement and Release. A Party’s delivery of an executed signature page of this Settlement and Release by facsimile shall be deemed effective execution of this Settlement and Release by such Party as of the other Party’s receipt thereof.

16. The closing (“Closing”) of the settlement and release transaction described in this Settlement and Release, the conveyance of the Foreclosed Assets, and the consummation of any other transactions contemplated herein shall take place on a date that is mutually agreeable to all Parties (the “Closing Date”), which Closing Date shall be no later than 15 August 2006. In connection with the Closing, AWI and/or DBS shall deliver the Settlement Payment to LSNS in immediately available funds, LSNS shall deliver the Bill of Sale, and the Parties shall execute other documents that may reasonably be necessary in order to more fully realize the settlement and release described herein, including without limitation the execution of a Colocation Agreement in the event the recipient of title to the Foreclosed Assets desires to have certain of such equipment remain on-site at LSNS’s Mt. Jackson, Virginia site. Notwithstanding anything in this Settlement and Release to the contrary, in the event that the Closing does not occur on or before 15 August 2006, and unless the Parties otherwise agree in writing, this Settlement and Release and any and all rights and obligations of the Parties hereunder shall automatically terminate. For the avoidance of doubt, upon the termination of this Settlement and Release pursuant to the foregoing sentence, the settlement and release agreements set forth herein to resolve outstanding matters between and among the Parties, including but not limited to the waivers and releases set forth in Section 6 above, shall be considered void and of no further force and effect; provided, however, that the confidentiality obligations set forth in Section 8 above shall survive termination of this Settlement and Release.

17. This Settlement and Release embodies the entire, full, complete, and final terms, conditions, and understanding of the matters described herein and supersedes all previous negotiations, agreements, understandings, representations, and warranties, whether written or oral, express or implied, between the Parties with respect to the subject matter of this Settlement and Release. No Party is relying on any promise, representation, agreement, or inducement not described herein to execute this Settlement and Release. This Settlement and Release shall not be waived, altered, amended, or modified except in a writing signed by an authorized representative of each Party.

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IN WITNESS WHEREOF, each Party has caused this Settlement Agreement and General Release to be executed as of the date first written above.

ARIEL WAY, INC.	LORAL SKYNET NETWORK SERVICES, INC.

By:_____________________________	By:_____________________________
Name:___________________________	Name:___________________________
Title:____________________________	Title:____________________________
Date:____________________________	Date:____________________________

dbsXmedia, Inc.	CYBERSTAR L.L.C.

By:_____________________________	By:_____________________________
Name:___________________________	Name:___________________________
Title:____________________________	Title:____________________________
Date:____________________________	Date:____________________________

LORAL CYBERSTAR L.L.C.

By:_____________________________
Name:___________________________
Title:____________________________
Date:____________________________